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                                                                    EXHIBIT 99.4

                   AMENDED AND RESTATED REGISTRATION AGREEMENT


                  THIS AMENDED AND RESTATED REGISTRATION AGREEMENT (this "AGREEMENT") is made as of September 13, 1999, by and among Allegiance Telecom, Inc. ("ALLEGIANCE"), and the stockholders listed on the signature pages hereto. Capitalized terms used but not otherwise defined herein have the meanings set forth in paragraph 8 hereof.

                  WHEREAS, Allegiance and the investors listed on Exhibit A attached hereto are parties to a Registration Agreement dated as of August 13, 1997, as amended on April 9, 1999 (the "REGISTRATION AGREEMENT").

                  WHEREAS, the parties hereto wish to amend and restate the Registration Agreement in its entirety in connection with the purchase of shares of Allegiance's common stock by Vulcan Ventures Incorporated ("VULCAN") pursuant to the Common Stock Purchase and Option Agreement dated as of August 3, 1999 (the "VULCAN PURCHASE AGREEMENT").

                  NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                  1.       DEMAND REGISTRATIONS.

                  (a) Requests for Registration - Original Registrable Securities. At any time after the date hereof, (i) the holders of a majority of the Frontenac Registrable Securities then outstanding, the holders of a majority of the MDCP Registrable Securities then outstanding, and the holders of a majority of the MSCP Registrable Securities then outstanding may each request up to two registrations of Registrable Securities on Form S-1 or any similar long-form registration statement (a "LONG-FORM REGISTRATION"), (ii) the holders of a majority of the BV Registrable Securities then outstanding and the holders of a majority of the Management Registrable Securities then outstanding may each request one Long-Form Registration, and (iii) the holders of at least 5% of the Original Registrable Securities then outstanding may request registration under the Securities Act of all or any portion of their Original Registrable Securities on Form S-3 or any similar short-form registration ("Short-Form Registration") if available; provided that the aggregate offering value of the Original Registrable Securities requested to be registered in any registration under this paragraph 1(a) must be at least $20 million in any Long-Form Registration, and at least $5 million in any Short-Form Registration.

                  (b) Requests for Registration - Vulcan Registrable Securities. At any time after September 13, 2000, the holders of a majority of the Vulcan Registrable Securities then outstanding may request one Long-Form Registration and up to two Short-Form Registrations; provided that the aggregate offering value of the Vulcan Registrable Securities requested to be registered in any registration under this paragraph 1(b) must be at least $5 million in any such registration.
                  (c) Procedures. All requests for registration under paragraphs 1(a) and 1(b) above are referred to herein as "DEMAND REGISTRATIONS." All requests for Demand Registrations


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Amended and Restated Registration Agreement Final

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shall be made by giving written notice to Allegiance (the "DEMAND NOTICE"). Each
Demand Notice shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any Demand Notice, Allegiance shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the provisions of paragraph 1(f) below, shall include in such registration all Registrable Securities with respect to which Allegiance has received written requests for inclusion therein within 15 days after the receipt of Allegiance's notice.

                  (d) Expenses; Withdrawal. Allegiance shall pay all Registration Expenses of all holders of Registrable Securities in all Demand Registrations. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective or if the holders of Original Registrable Securities initially requesting such registration are not able to register and sell at least 90% of the Original Registrable Securities requested to be included in such registration; provided that Allegiance shall in any event pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations. All Long-Form Registrations shall be underwritten registrations unless otherwise requested by the holders of a majority of the Original Registrable Securities included in the applicable Long-Form Registration.

                  (e) Short-Form Registrations. Demand Registrations shall be Short-Form Registrations whenever Allegiance is permitted to use any applicable short form. After Allegiance has become subject to the reporting requirements of the Securities Exchange Act, Allegiance shall use its best efforts to make Short-Form Registrations on Form S-3 (or any successor form) available for the sale of Registrable Securities.

                  (f) Priority on Demand Registrations. Allegiance shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise Allegiance in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, Allegiance shall include in such registration the number which can be so sold in the following order of priorities:

                      (i) first, the Registrable Securities requested to be
                          included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, and

                     (ii) second, other securities requested to be included in
                          such registration.




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Amended and Restated Registration Agreement Final
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                  (g) Restrictions on Long-Form Registrations. Allegiance shall not be obligated to effect any Demand Registration which is a Long-Form Registration within 180 days after the effective date of a previous Demand Registration which was a Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 2 and in which there was no reduction in the number of Registrable Securities requested to be included. Allegiance may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if Allegiance's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by Allegiance or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and Allegiance shall pay all Registration Expenses in connection with such withdrawn registration. Allegiance may delay a Demand Registration hereunder only once in any twelve-month period.

                  (h) Selection of Underwriters. The Board shall select the investment banker(s) and manager(s) to administer the offering.

                  (i) Other Registration Rights. Except as provided in this Agreement, Allegiance shall not grant to any Persons the right to request Allegiance to register any of its equity securities, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the total Investor Registrable Securities and Vulcan Registrable Securities (or, if none, Registrable Securities) then outstanding; provided that Allegiance may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations.

                  2.       PIGGYBACK REGISTRATIONS.

                  (a) Right to Piggyback. Whenever Allegiance proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), Allegiance shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which Allegiance has received written requests for inclusion therein within 20 days after the receipt of Allegiance's notice.

                  (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by Allegiance in all Piggyback Registrations.


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Amended and Restated Registration Agreement Final
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                  (c) Priority on Primary Registrations. If a Piggyback
Registration is an underwritten primary registration on behalf of Allegiance, and the managing underwriters advise Allegiance in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to Allegiance, Allegiance shall include in such registration:

                      (i) first, the securities Allegiance proposes to sell,

                     (ii) second, the Registrable Securities requested to be
                          included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, and

                    (iii) third, other securities requested to be included in
                          such registration.


                  (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Allegiance's securities, and the managing underwriters advise Allegiance in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, Allegiance shall include in such registration:

                      (i) first, the securities requested to be included
                          therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of any such securities on the basis of the number of securities so requested to be included therein owned by each such holder, and

                     (ii) second, other securities requested to be included in
                          such registration.


                  (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of the investment banker(s) and manager(s) to administer such offering shall be approved by the Board.

                  (f) Other Registrations. If Allegiance has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, Allegiance shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.


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Amended and Restated Registration Agreement Final

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                  (g) Piggyback Rights Not Applicable. Notwithstanding anything herein to the contrary, the piggyback rights set forth in Section 2 of this Agreement shall not apply to Allegiance's registration of its 12 7/8% senior notes due 2008, Allegiance's registration of its 11 3/4% senior discount notes due 2008 nor Allegiance's registration of the exercise of its warrants pursuant to that certain Warrant Registration Rights Agreement dated as of February 3, 1998.

                  3.     HOLDBACK AGREEMENTS.

                  (a) Holders of Registrable Securities. Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of Allegiance, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any other underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (in each case, except as part of such underwritten registration), unless in each case the underwriters managing the registered public offering otherwise agree.

                  (b) Allegiance. Allegiance:

                  (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8, Form S-4 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and

                  (ii) shall use its reasonable best efforts to cause each
                      holder of 5% or more its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from Allegiance at any time after the date of this Agreement (other than in a registered public offering or pursuant to Rule 144) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.


                  4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, Allegiance shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Allegiance shall as expeditiously as possible:


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Amended and Restated Registration Agreement Final
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                  (a) prepare and file with the Securities and Exchange
Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, Allegiance shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

                  (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that Allegiance shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, Allegiance shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Allegiance are then listed and, if not so listed, to be listed on the Nasdaq and, if listed on the Nasdaq, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange


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Amended and Restated Registration Agreement Final
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Commission or, failing that, to secure Nasdaq authorization for such
Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                  (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of Allegiance, and cause Allegiance's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of Allegiance's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of Allegiance, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to Allegiance in writing, which in the reasonable judgment of such holder and its counsel should be included;

                  (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, Allegiance shall use its best efforts promptly to obtain the withdrawal of such order;

                  (m) obtain a cold comfort letter from Allegiance's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; and


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Amended and Restated Registration Agreement Final
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                  (n) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of the Registrable Securities.

                  5.       REGISTRATION EXPENSES.

                  (a) Expenses. All expenses incident to Allegiance's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for Allegiance and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by Allegiance (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that Allegiance shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Allegiance are then listed or on the Nasdaq.

                  (b) Reimbursement of Counsel. In connection with each Demand Registration and each Piggyback Registration, Allegiance shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the total Investor Registrable Securities and Vulcan Registrable Securities (or, if none, Registrable Securities) included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities solely for the purpose of rendering a legal opinion to underwriters on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

                  (c) Payment of Certain Expenses by Holders of Registrable Securities. Underwriting discounts and commissions and transfer taxes relating to the Registrable Securities included in any registration hereunder, and all fees and expenses of counsel for any holder of Registrable Securities (other than fees and expenses to be reimbursed by Allegiance as set forth in paragraph
(b) above) shall be borne and paid by the holders of such Registrable
Securities.

                  6.       INDEMNIFICATION.

                  (a) Allegiance agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person that controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Allegiance by such holder


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Amended and Restated Registration Agreement Final
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expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Allegiance has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, Allegiance shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to Allegiance in writing such information and affidavits as Allegiance reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify Allegiance, its directors and officers and each Person who controls Allegiance (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. Allegiance also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event Allegiance's indemnification is unavailable for any reason such that such provisions provide the same obligations and benefits to the indemnified party as those which would have been applicable had the


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indemnification provisions in paragraphs 6(a) and (b) been available taking into account all of the limitations set forth in paragraphs 6(a) and (b).

                  7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to Allegiance or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to Allegiance with respect thereto, except as otherwise provided in paragraph 6(b) hereof, or to the underwriters with respect thereto, except to the extent of the indemnification being given to Allegiance and its controlling persons in paragraph 6(a) hereof.

                  8.       DEFINITIONS.

                  "BV Registrable Securities" means Registrable Securities held by Battery Ventures IV, L.P. and Battery Investment Partners IV, LLC or their respective successors and assigns.

                  "Common Stock" means Allegiance's Common Stock, par value $.01 per share.

                  "Frontenac Registrable Securities" means Registrable Securities held by Frontenac VII Limited Partnership and Frontenac Masters VII Limited Partnership or their respective successors and assigns.

                  "Investor Registrable Securities" means collectively, the BV Registrable Securities, the Frontenac Registrable Securities, the MDCP Registrable Securities, and the MSCP Registrable Securities.

                  "Management Registrable Securities" means Registrable Securities held by the management stockholders listed in Exhibit A hereto.

                  "MDCP Registrable Securities" means Registrable Securities held by Madison Dearborn Capital Partners II, L.P. or its successor and assigns.

                  "MSCP Registrable Securities" means Registrable Securities held by Morgan Stanley Capital Partners III, L.P., MSCP III 892 Investors, L.P. and Morgan Stanley Capital Investors, L.P. or their respective successors and assigns.

                  "Original Registrable Securities" means collectively, the Investor Registrable Securities and the Management Registrable Securities.



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                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Registrable Securities" means (i) any Common Stock issued by Allegiance to the stockholders listed on Exhibit A hereto pursuant to the Stock Purchase Agreement dated as of August 13, 1997 by and among Allegiance and the investor parties thereto or in consideration of any securities purchased thereunder, or pursuant to an Executive Purchase Agreement between Allegiance and any employee stockholder of Allegiance or in consideration of any securities purchased thereunder, or pursuant to the Vulcan Purchase Agreement, as applicable, (ii) any Common Stock acquired by any Person who holds any Common Stock described in clause (i) above who was an affiliate of Allegiance at the time such Person acquired the additional shares of Common Stock sought to be covered by this clause (ii) and (iii) any Common Stock issued or issuable with respect to the securities referred to in clauses (i) or (ii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided that with respect to any Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule promulgated by the Securities Exchange Commission then in force) or, solely in the case of Common Stock held by limited partners or non-managing members of any private equity fund that has done a distribution of Common Stock, at such point as the Registrable Securities are eligible to be sold by such limited partners or non-managing members or their transferees pursuant to Rule 144(k) under the Securities Act (or any similar rule promulgated by the Securities Exchange Commission then in force).

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Vulcan Registrable Securities" means Registrable Securities held by Vulcan or its successors and assigns.

                  9.       MISCELLANEOUS.

                  (a) No Inconsistent Agreements. Allegiance shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) Adjustments Affecting Registrable Securities. Allegiance shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

Amended and Restated Registration Agreement Final

                  (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of Allegiance and the holders of a majority of the Investor Registrable Securities, the holders of a majority of the Management Registrable Securities and the holders of a majority of the Vulcan Registrable Securities; provided that if any such amendment or waiver would adversely affect any holder of Registrable Securities relative to the holders of Investor Registrable Securities, Management Registrable Securities or Vulcan Registrable Securities voting in favor of such amendment or waiver, such amendment or waiver shall also require the approval of the holders of a majority of the Registrable Securities held by all holders so adversely affected.

                  (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Notwithstanding the foregoing, shares of Common Stock purchased by Vulcan pursuant to the Vulcan Purchase Agreement shall be "Vulcan Registrable Securities" for purposes of this Agreement and not "Investor Registrable Securities". Each of the parties hereto agrees to be bound by Section 9 of the Vulcan Purchase Agreement.

                  (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (h) Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any

Amended and Restated Registration Agreement Final agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                  (i) GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS OF ALLEGIANCE AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

                  (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (i) delivered personally to the recipient, (ii) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day, or (iii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to Allegiance at the address set forth below and to any holder of Registrable Securities at such address as indicated by Allegiance's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Allegiance's address is:

           1950 N. Stemmons Freeway, Suite 3026
           Dallas, Texas 75207
           Attention:       Royce J. Holland
           Telephone:       (214) 261-7100
           Telecopy:        (214) 261-7107

           With a copy to:  Mark B. Tresnowski
                            Senior Vice President and General Counsel
                            4 Westbrook Corporate Center
                            Suite 400
                            Westchester, IL 60154
                            Telephone: (708) 836-5240
                            Telecopy: (708) 836-5250

Amended and Restated Registration Agreement Final

                  (k) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which Allegiance's chief-executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

                  (l) Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.


                                    * * * * *

Amended and Restated Registration Agreement Final

                  IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Agreement as of the date first written above.


                            ALLEGIANCE TELECOM, INC.

                            By  /s/ MARK B. TRESNOWSKI
                                ------------------------------------------------

                            Name  Mark B. Tresnowski
                                  ----------------------------------------------

                            Its  Senior Vice President, General Counsel,
                                 -----------------------------------------------
                                 and Secretary
                                 -----------------------------------------------

                                /s/ C. DANIEL YOST
                                ------------------------------------------------
                                C. Daniel Yost


                                /s/ ROYCE J. HOLLAND
                                ------------------------------------------------
                                Royce J. Holland


                            ROYCE J. HOLLAND FAMILY LIMITED PARTNERSHIP


                            By  /s/ ROYCE J. HOLLAND
                                ------------------------------------------------
                                Royce J. Holland, its general partner


                                /s/ THOMAS M. LORD
                                ------------------------------------------------
                                Thomas M. Lord (individually, and on behalf of Brian T. Lord and Colin J. Lord)


                            BATTERY VENTURES IV, L.P.
                            By Battery Partners IV, L.P., its general partner

                            By  /s/ RICHARD FRISBIE
                                ------------------------------------------------

                            Name  Richard Frisbie
                                  ----------------------------------------------

                            Its  Member Manager
                                 -----------------------------------------------

 [Continuation of Signature Page to Amended and Restated Registration Agreement]

                            BATTERY INVESTMENT PARTNERS IV, LLC

                            By  /s/ RICHARD FRISBIE
                                ------------------------------------------------

                            Name  Richard Frisbie
                                  ----------------------------------------------

                            Its  Member Manager
                                 -----------------------------------------------


                            FRONTENAC VII LIMITED PARTNERSHIP
                            By Frontenac Company VII, LLC, its general partner

                            By  /s/ JAMES E. CRAWFORD, III
                                ------------------------------------------------

                            Name  James E. Crawford, III
                                  ----------------------------------------------

                            Its  Member
                                 -----------------------------------------------


                            FRONTENAC MASTERS VII LIMITED PARTNERSHIP
                            By Frontenac Company VII, LLC, its general partner

                            By  /s/ JAMES E. CRAWFORD, III
                                ------------------------------------------------

                            Name  James E. Crawford, III
                                  ----------------------------------------------

                            Its  Member
                                 -----------------------------------------------



                            MADISON DEARBORN CAPITAL PARTNERS II, L.P.
                            By Madison Dearborn Partners II, L.P., its general partner
                            By Madison Dearborn Partners, Inc., its
                            general partner

                            By  /s/ GARY J. LITTLE
                                ------------------------------------------------

                            Name  Gary J. Little
                                  ----------------------------------------------

                            Its  Chief Financial Officer
                                 -----------------------------------------------

[Continuation of Signature Page to Amended and Restated Registration Agreement]


                            MORGAN STANLEY CAPITAL PARTNERS III, L.P.
                            By MSCP III, L.P., its general partner
                            By Morgan Stanley Capital Partners III, Inc., its general partner

                            By  /s/ ALAN E. GOLDBERG
                                ------------------------------------------------

                            Name  Alan E. Goldberg
                                  ----------------------------------------------

                            Its  Chairman, CEO and Director
                                 -----------------------------------------------

                            By  /s/ JOHN B. EHRENKRANZ
                                ------------------------------------------------

                            Name  John B. EhrenKranz
                                  ----------------------------------------------

                            Its  Principal
                                 -----------------------------------------------

                            MSCP III 892 INVESTORS, L.P.
                            By MSCP III, L.P., its general partner
                            By Morgan Stanley Capital Partners III, Inc., its general partner

                            By  /s/ ALAN E. GOLDBERG
                                ------------------------------------------------

                            Name  Alan E. Goldberg
                                  ----------------------------------------------

                            Its  Chairman, CEO and Director
                                 -----------------------------------------------

                            By  /s/ JOHN B. EHRENKRANZ
                                ------------------------------------------------

                            Name  John B. EhrenKranz
                                  ----------------------------------------------

                            Its  Principal
                                 -----------------------------------------------

[Continuation of Signature Page to Amended and Restated Registration Agreement]






                            MORGAN STANLEY CAPITAL INVESTORS, L.P.
                            By MSCP III, L.P., its general partner
                            By Morgan Stanley Capital Partners III, Inc., its general partner

                            By  /s/ ALAN E. GOLDBERG
                                ------------------------------------------------

                            Name  Alan E. Goldberg
                                  ----------------------------------------------

                            Its  Chairman, CEO and Director
                                 -----------------------------------------------

                            By  /s/ JOHN B. EHRENKRANZ
                                ------------------------------------------------

                            Name  John B. EhrenKranz
                                  ----------------------------------------------

                            Its  Principal
                                 -----------------------------------------------

                            VULCAN VENTURES INCORPORATED

                            By  /s/ WILLIAM D. SAVOY
                                ------------------------------------------------

                            Name  William D. Savoy
                                  ----------------------------------------------

                            Its  Vice President
                                 -----------------------------------------------